CMS Improves Star Ratings to 3.5 Stars for Clover Health PPO Medicare Advantage Plans for 2025 Payment Year

The Company previously communicated that CMS had calculated a rating of 3.0 Stars for its PPO plans, impacting payment year 2025. As a result of a recent rating recalculation, CMS has improved that rating to 3.5 Stars for 2025 payment year.

FRANKLIN, Tenn. – June 14, 2024 – Clover Health Investments, Corp. (NASDAQ: CLOV) (“Clover,” “Clover Health” or the “Company”), a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare, today announced that the Centers for Medicare and Medicaid Services (“CMS”) has recalculated the 2024 Star Ratings of Clover Health’s PPO Medicare Advantage (“MA”) plans for the 2025 payment year, and has increased the rating by 0.5 Stars, to a revised rating of 3.5 Stars, from the original rating of 3 Stars. Currently, over 95% of Clover’s Medicare Advantage membership is served through its PPO plans.

“We are very pleased CMS has recalculated and improved our Star rating for the 2025 payment year,” said Andrew Toy, Chief Executive Officer of Clover Health. "This new development is a testament to the high quality of our MA plans and makes me incredibly optimistic about our go-forward strategy, including our ability to maintain the foundation of strong financial performance we have built over the last year, while bolstering our ability to further scale our Insurance line of business via a strong product offering. Most importantly, an increased Star rating allows us to improve the benefits our members receive, which is always our priority.”

“We had previously communicated and planned to operate with a 3.0 Star rating for our PPO plans for 2025. This recalculation to 3.5 Stars significantly improves our financial outlook for next year. We believe the improvement provides us with the opportunity to accelerate our membership growth while maintaining and growing profitability,” said Peter Kuipers, Chief Financial Officer of Clover Health.

Today’s announcement relates to the 2022 measurement year, which corresponds to the 2025 payment year, for Clover Health’s PPO MA plans. Every year, Medicare evaluates plans based on a 5-star rating system.

About Clover Health:
Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a health equity-based focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease.

Forward-Looking Statements:
Please note that this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health’s future results of operations, financial position, business strategy and future plans. Forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “can,” “could,” “should,” “would,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “guidance,” “objective,” “plan,” “seek,” “grow,” “target,” “if,” “continue” or the negative of these words or other similar terms or expressions that concern Clover Health’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the anticipated benefits associated with CMS’s recalculation of the 2025 payment year Star ratings of Clover Health’s PPO MA plans from 3 Stars to 3.5 Stars, as well as our expectations related to Clover Health’s profitability, liquidity, future performance, future operations and future results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause Clover Health’s actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Additional information concerning these and other risk factors is contained in Clover Health’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2024, and in our subsequent filings with the SEC, in each case where relevant, including the Risk Factors sections therein, and in its other filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com

Press Contact:
Andrew Still-Baxter
press@cloverhealth.com